SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report:  February 9, 2001


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    000-24394              52-1790357
          (State of                   (Commission            (IRS  Employer
          Incorporation)              File Number)           Identification No.)


          77-530 Enfield Lane, Building D
          Palm  Desert, California                           92211
          (Address of principal executive offices)           (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)


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Item  2.     Acquisition  or  Disposition  of  Assets

     Reference is hereby made to Item 5 hereof, which is incorporated herein by this reference, regarding the Registrant's agreement to provide a security interest in substantially all of the Registrant's assets in connection with certain promissory notes of the Registrant. The granting and perfection of such security interest, including the preparation and execution of appropriate security and intercreditor agreements, has not yet occurred; but is expected to occur commencing in the near future.

Item  5.  Other  Events

1.     RESTRUCTURING  OF  PROMISSORY  NOTES  ORIGINALLY  DUE  DECEMBER  15, 2000
--------------------------------------------------------------------------------

Reference is hereby made to Part I - Item 1 and Part II - Item 2 of the Registrant's Quarterly Reports on 10-Q for the quarterly periods ended January 31, 2000 and April 30, 2000, and to Part II - Items 5, 7 and 8 of the Registrant's Annual Report on 10-K for the fiscal year ended July 31, 2000, which are incorporated herein by this reference, in each case concerning the Registrant's issuance of $5,654,000 in principal amount of promissory notes (the "Notes") due December 15, 2000. Copies of the forms of Purchase Agreement ("Purchase Agreement"), Promissory Note ("Note"), Registration Rights Agreement ("RR Agreement"), Amendment Agreement ("First Amendment") and Common Stock Purchase Warrant ("Original Warrant") executed in connection with the issuance of the Notes are attached hereto as Exhibits 7, 5, 8, 4 and 6, respectively, and incorporated herein by this reference.

Notes in the principal amount of $245,000 have been paid in full. The Registrant has also entered into agreements (the "Restructuring Agreements") with the holders of the remaining $5,409,000 in principal amount of the Notes providing for the restructuring of such remaining Notes (the "Restructuring"). A copy of the form of Restructuring Agreement is attached hereto as Exhibit 2 and incorporated herein by this reference.

Under the terms of the Restructuring Agreements, the due dates for the restructured Notes (the "Restructured Notes") were extended to December 15, 2001, subject to earlier repayment upon the occurrence of certain specified events provided for in the Restructured Notes. Additionally, beginning December 16, 2000, the annual interest rate on the Restructured Notes was increased to 13.5% (subject to the adjustments referred to below). Interest payments are due quarterly beginning March 15, 2001.

Under the terms of the Restructuring Agreements, the holders of the Restructured Notes also received warrants to purchase up to 676,125 shares of common stock of the Registrant at an exercise price of $3.00 per share and exercisable until December 15, 2003 (the "New Warrants"). A copy of the form of the New Warrants is attached hereto as Exhibit 3 and incorporated herein by this reference. The Registrant also agreed to reset the exercise prices of the Original Warrants to purchase up to 676,137 shares of common stock of the Registrant previously issued to the holders of the Restructured Notes in connection with their original issuance from $4.00 per share to $3.00 per share and extend the exercise dates of the Original Warrants from December 15, 2002 to December 15, 2003. In addition, the Registrant is required to reduce the exercise price of the Original Warrants and the New Warrants issued to the holders of the Restructured Notes from $3.00 per share to $2.50 per share in the event that the Restructured Notes are not fully repaid prior to June 15, 2001.

In connection with the Restructuring Agreements, the Registrant has also agreed to register the shares of common stock which may be acquired in connection with the exercise of the New Warrants (the "Exercisable Shares"). In the event that the Registrant does not have an effective registration statement under the Securities Act of 1933, as amended, covering the Exercisable Shares by March 31, 2001 (or April 30, 2001, if, at the time, the Registrant is ineligible to utilize Form S-3 for purposes of such registration), or if any effective registration statement ceases to be effective during any period in which such effectiveness is required, the Registrant will be required to pay additional interest on the Restructured Notes at the rate of 4% per annum for the period in which the deficiency continues to exist.

Under the terms of the Restructuring Agreements, the Registrant is also required to provide the holders of the Restructured Notes with collateral to secure the Registrant's payment obligations under the Restructured Notes consisting of a senior interest in substantially all of the Registrant's assets which are located in the United States (the "US Assets") and Mexico (the "Mexican Assets"), excluding inventory, accounts receivable and sales contracts with respect to which the Registrant is required to grant a subordinated security interest (collectively referred as the "Collateral"). The Registrant's President is also required to pledge 2,000,000 shares of common stock of the Registrant held by the President (1,000,000 shares to be released when the required security interests in the US Assets have been granted and perfected and all of the shares to be released when the required security interests in all of the Collateral have been granted and perfected). A copy of the pledge agreement and guaranty relating to such pledge are attached hereto as Exhibits 9 and 10, respectively, and incorporated herein by this reference. Under the terms of the restricted Notes, if the required security interests in all of the Collateral have not been granted and perfected by March 15, 2001, the Registrant will be required to pay additional interest at a rate of 3% per annum from March 16, 2001 until such time as the required security interests in all of the Collateral have been granted and perfected. The granting and perfection of such security interests in the Collateral, including the preparation and execution of appropriate security and intercreditor agreements, has not yet occurred; but is expected to occur commencing in the near future. PMG Capital Corp. ("PMG") has agreed to serve as the collateral agent.

PMG acted as financial advisor for the restructuring of $4,384,000 in principal amount of the Restructured Notes. PMG received fees consisting of $131,520 in cash and warrants to purchase 50,000 shares of common stock of the Registrant with terms similar to the terms of the New Warrants. The Registrant also agreed to reset and extend the exercise date of warrants to purchase 114,375 shares of common stock of the Registrant originally issued to PMG in connection with the original issuance of the Notes with the same terms as those which were modified in the Original Warrants in connection with the Restructuring Agreements as more fully described above.

The above transactions were effected without registration under the Securities Act of 1933, as amended, in reliance upon the exemptions from the registration provisions thereof contained in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder.

In connection with the Restructuring Agreements, the Registrant will record a discount related to the fair value of the New Warrants issued, fair value related to adjustments of the Original Warrants, fees paid to PMG (including cash, new warrants granted and any adjustments to warrants previously granted to PMG in connection with the original issuance of the Notes) and other costs associated with the Restructuring Agreements, to be amortized over the life of the Restructured Notes.

2.     ISSUANCE  OF  NEW  PROMISSORY  NOTES
-------------------------------------------

On January 31, 2001, the Registrant completed the placement of $991,000 in principal amount of promissory notes (the "New Notes") due December 15, 2001. The holders of the New Notes will receive warrants to purchase up to 123,875 shares of common stock of the Registrant (the "New Note Warrants"). The terms of the New Notes and New Note Warrants are substantially the same as those contained in the Restructured Notes and New Warrants issued in connection with the Restructuring described above; and the Registrant's payment obligations under the New Notes will also be secured by the Collateral and the shares of the Registrant which are being pledged by the Registrant's President as described above.

Net  proceeds  from  the  New Notes are being used for working capital purposes.

In connection with the New Notes, PMG acted as placement agent for the Registrant and received cash fees totaling $69,370 and reimbursement of reasonable out of pocket expenses.

The above transactions were effected without registration under the Securities Act of 1933, as amended, in reliance upon the exemptions from the registration provisions thereof contained in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder.

The forms of the purchase agreement, promissory note, common stock purchase warrant and registration rights agreement, which are expected to be executed in the near future in connection with the issuance of the New Notes and New Note Warrants are attached as Exhibits 11, 12, 3 and 13, respectively, and incorporated herein by this reference.

In connection with the issuance of the New Notes and New Note Warrants, the Registrant will record a discount related to the fair value of the New Note Warrants issued, fees paid to PMG Capital Corp. and other costs associated with the private placement, to be amortized over the life of the New Notes.


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
3.     OTHER
------------

The Registrant's news release dated February 9, 2001 regarding the restructuring of $5,409,000 of promissory notes, a copy of which is attached as Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENN  OCTANE  CORPORATION


Date: February 9, 2001
                                     By: /s/  Ian  T.  Bothwell
                                         -------------------------------------
                                         Name:  Ian  T.  Bothwell
                                         Title: Vice President, Treasurer,
                                                Assistant Secretary, and Chief
                                                Financial Officer and
                                                Principal Accounting Officer

                                       EXHIBIT INDEX

EXHIBIT                                                                              PAGE
-------                                                                              ----
NO.                           DESCRIPTION                                             NO.
---                           -----------                                             ---
  1  News release dated February 9, 2001 regarding the restructuring of
     5,409,000 of notes issued by the Registrant.                                       8
  2  Form Of Second Amendment Promissory Note (Restructuring Agreement)
     dated December 21, 2000 between the Registrant and the holders of the
     Notes which have participated in the Restructuring                               9-19
  3  Form Of Common Stock Purchase Warrant (New Warrant) issued by the
     Registrant to holders of the Notes which have participated in the
     Restructuring and between the Registrant and the holders of the New Notes       20-30
  4  Form Of Amendment Agreement (First Amendment) dated April 14, 2000 between the Registrant and the holders of the Notes which have participated
     in the Restructuring                                                               31
  5  Form Of Promissory Note (Note) issued by the Registrant to holders of the
     Notes which have participated in the Restructuring                              32-35
  6  Form Of Common Stock Purchase Warrant (Original Warrant) issued by the
     Registrant to holders of the Notes which have participated in the
     Restructuring                                                                   36-46
  7  Form Of Original Purchase Agreement (Purchase Agreement) between the
     Registrant and the holders of the Notes which have participated in the
     Restructuring                                                                   47-56
  8  Form Of Original Registration Rights Agreement (RR Agreement) between the Registrant and the holders of the Notes which have participated in the
     Restructuring                                                                   57-67
  9  Pledge Agreement dated January 30, 2001 between Jerome Richter and PMG
     Capital Corp.                                                                   68-74
 10  Guaranty With Recourse Limited To Pledged Shares dated January 30, 2001
     by Jerome Richter in favor of PMG Capital Corp.                                 75-80
 11  Form Of Purchase Agreement to be executed between the Registrant and the
     holders of the New Notes                                                        81-90
 12  Form Of Promissory Note to be executed by the Registrant to holders of the
     New Notes                                                                       91-96
 13  Form Of Registration Rights Agreement to be executed between the
     Registrant and the holders of the New Notes                                    97-106


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